UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 28, 2016

WASHINGTON REAL ESTATE

INVESTMENT TRUST

(Exact name of registrant as specified in its charter)

MARYLAND	1-6622	53-0261100
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1775 EYE STREET, NW, SUITE 1000, WASHINGTON, DC 20006

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (202) 774-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 28, 2016, Washington Real Estate Investment Trust (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Goldman, Sachs & Co. and Morgan Stanley & Co. LLC, as representatives of the several Underwriters listed on Schedule 1 of the Underwriting Agreement (the “Underwriters”), pursuant to which the Company agreed to offer and sell 4,625,000 shares of beneficial interest, $0.01 par value per share (the “Common Shares”) at a price to the public of $28.20 per share. Pursuant to the terms of the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 693,750 Common Shares, which option was exercised in full. The estimated gross proceeds to the Company from this offering will be approximately $150.0 million. The Company made certain customary representations, warranties and covenants concerning the Company and the registration statement in the Underwriting Agreement and also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The Company intends to use the net proceeds from this offering initially to repay borrowings outstanding under its revolving credit facility and subsequently to fund its announced acquisition and for other general corporate purposes.

A copy of the Underwriting Agreement is attached to this Current Report on Form 8-K as Exhibit 1.1 and incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibit 1.1.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	The following exhibits are filed as part of this report:

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement, dated April 28, 2016, by and among Washington Real Estate Investment Trust and J.P. Morgan Securities LLC, Goldman, Sachs & Co. and Morgan Stanley & Co. LLC, as representatives of the several Underwriters listed on Schedule 1 thereto.

5.1	Opinion of Hogan Lovells US LLP regarding the legality of the Common Shares.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST

DATE: May 4, 2016	By:	/s/ Thomas C. Morey
		Name:	Thomas C. Morey
		Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT LIST

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement, dated April 28, 2016, by and among Washington Real Estate Investment Trust and J.P. Morgan Securities LLC, Goldman, Sachs & Co. and Morgan Stanley & Co. LLC, as representatives of the several Underwriters listed on Schedule 1 thereto.

5.1	Opinion of Hogan Lovells US LLP regarding the legality of the Common Shares.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).